                                                                       EXHIBIT B

                                               [AGREEMENT AND IRREVOCABLE PROXY]

                        AGREEMENT AND IRREVOCABLE PROXY


                 AGREEMENT AND IRREVOCABLE PROXY (this "Agreement"), dated as of June 22, 1996, among USA Waste Services, Inc., a Delaware corporation ("Parent"), Sanifill, Inc., a Delaware corporation (the "Company"), and Lorne
D. Bain (the "Stockholder" and, together with Parent and the Company, the "Parties").

                 WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and Quatro Acquisition Corp., a wholly-owned subsidiary of Parent ("Subsidiary"), are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time, the "Merger Agreement"), providing, among other things, for the merger of Subsidiary with and into the Company (the "Merger");

                 WHEREAS, the Stockholder is the beneficial owner of the number of issued and outstanding shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock") set forth opposite the Stockholder's name on the signature page to this Agreement; and

                 WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholder grant Parent an irrevocable proxy (the "Proxy") with respect to the shares of Company Common Stock owned by the Stockholder, upon the terms and subject to the conditions hereof.

                 NOW, THEREFORE, in order to induce Parent and Subsidiary to enter into the Merger Agreement and in consideration of the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement (including the benefits that the Parties expect to derive from the Merger), the receipt and sufficiency of all of which are hereby acknowledged by the Parties, the Parties agree as follows:

                 1. The Stockholder hereby revokes all previous proxies granted with respect to any shares of Company Common Stock owned by the Stockholder;

                 2. The Stockholder hereby irrevocably constitutes and appoints Parent and John E. Drury, Chairman of the Board and Chief Executive Officer of Parent, and Earl E. DeFrates, Executive Vice President and Chief Financial Officer of Parent, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to either of such offices and each of them individually, as his true and lawful proxies and attorneys-in-fact, with full power of substitution and resubstitution, for and in the name, place and stead of the Stockholder, to call and attend any and all meetings of the stockholders of the Company and any adjournments or continuations thereof, to execute any and all written consents of stockholders of the Company, and to vote all shares of Company Common Stock and all shares of any other class of capital stock of the Company presently or at any future time owned beneficially or of record by the Stockholder, including any and all securities having voting rights issued or issuable in respect thereof, which the Stockholder is entitled to vote (all of the foregoing being collectively referred to as the "Shares"), and to represent and otherwise act as the Stockholder could act, in the same manner and with the same effect as if the Stockholder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof (a "Meeting"), or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of (i) adopting and approving the Merger and the Merger Agreement and any transactions contemplated thereby or (ii) rejecting any proposal for any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or amendment of the Company's Certificate of Incorporation or By-laws or any other transaction or action which is intended to frustrate or impair the right or ability of Parent, the Subsidiary or the Company to consummate the Merger (a "Competing Proposal"). Such attorneys and proxies are hereby authorized to vote the Shares in accordance with the terms of this Agreement.

                 3. In the event that Parent is unable or declines to exercise the power and authority granted by the Proxy for any reason, the Stockholder covenants and agrees (i) to vote all the Shares at any Meeting in favor of approval and adoption of the Merger and the Merger Agreement and the transactions contemplated thereby or provide the Stockholder's written consent thereto and (ii) unless otherwise requested by Parent in writing, to vote all of the Shares against any Competing Proposal at any Meeting and to refuse to provide the Stockholder's written consent thereto; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 4. The Stockholder hereby covenants and agrees that he will not vote or take any action by written consent of stockholders in lieu of meeting on any matter which is subject to the Proxy without the prior written consent of Parent.

                 5. The Stockholder hereby covenants and agrees that the Stockholder will not, and will not agree to, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Shares, or grant any proxy, power-of-attorney or other authorization or interest in or with respect to any of the Shares, or deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Shares unless and until the Stockholder shall have (i) taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Shares) reasonably necessary to ensure that such Shares shall at all times be subject to all the restrictions, covenants and limitations imposed by this Agreement and (ii) caused any transferee or pledgee of such Shares to execute and deliver to Parent an Agreement and Irrevocable Proxy, in substantially the form of this Agreement. The

Stockholder further covenants and agrees that he will not initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning or provide any confidential information or data to any person relating to, any Competing Proposal; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 6. The Stockholder represents and warrants to Parent that:

                          (a) the Stockholder has full power and authority to enter into this Agreement and to grant the Proxy, and to perform the Stockholder's obligations hereunder;

                          (b) this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Stockholder;

                          (c) as of the date hereof, the issued and outstanding Shares consist of that number of shares of Company Common Stock beneficially owned by the Stockholder which is set forth opposite the name of the Stockholder on the signature page hereof;

                          (d) the Shares are all of the securities of the Company owned beneficially or of record by the Stockholder on the date hereof which are issued and outstanding;

                          (e) the Stockholder owns the Shares free and clear of all liens, charges, claims, encumbrances and security interests of any nature whatsoever;

                          (f) the Stockholder has the present power and right to vote all of the Shares which are issued and outstanding;

                          (g) except as provided herein, the Stockholder has not (i) granted any proxy, power-of- attorney or other authorization or interest with respect to any of such Shares,
                 (ii) deposited any of the Shares into a voting trust or (iii) entered into any voting agreement or other arrangement with respect to the voting of any of the Shares; and

                          (h) the execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby do not require the consent, approval or authorization of, or filing with, any person or public authority.

                 7. The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the provisions thereof relating to conflicts of law.

                 8. The terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the Parties. This Agreement and the rights hereunder may not be assigned or transferred by Parent, except with the prior written consent of the Stockholder.

                 9. This Agreement shall terminate at the earliest of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date of the termination of the Merger Agreement in accordance with its terms or (iii) the date upon written notice of termination of this Agreement is given by Parent to the Stockholder expressly referring to this paragraph.

                 10. The Stockholder acknowledges that Parent and Subsidiary will enter into the Merger Agreement in reliance upon this Agreement, including the Proxy, and that the Proxy is granted in consideration for the execution and delivery of the Merger Agreement by Parent and Subsidiary. THE STOCKHOLDER AGREES THAT THE PROXY AND ALL OTHER POWER AND AUTHORITY INTENDED TO BE CONFERRED HEREBY IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE POWER AND, EXCEPT AS PROVIDED IN PARAGRAPH 9 ABOVE, SHALL NOT BE REVOCABLE OR TERMINATED BY ANY ACT OF THE STOCKHOLDER, BY LACK OF APPROPRIATE POWER OR AUTHORITY OR BY THE OCCURRENCE OF ANY OTHER EVENT OR EVENTS.

                 11. The Parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will result in irreparable harm to the other and will not be compensable by money damages. The Parties therefore agree that this Agreement, including the Proxy, shall be specifically enforceable and that specific enforcement and injunctive relief shall be a remedy properly available to each Party for any breach of any agreement, covenant or representation of any other Party hereunder.

                 12. The Stockholder will, upon request, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent to be necessary or desirable to complete the Proxy granted herein or to carry out the provisions hereof.

                 13. If any term, provision, covenant or restriction of this Agreement, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement or the application thereof to any other circumstance, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated and shall be enforced to the fullest extent permitted by law.

                 14. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof.

                 15. This Agreement may not be changed, amended or modified orally, but only by an agreement in writing signed by the Party against whom any waiver, change, amendment, modification or discharge may be sought.

                 16. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision. No provision of this Agreement shall be interpreted or construed against either Party solely because that Party or its legal representative drafted such provision.

                 17. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

                 IN WITNESS WHEREOF, Parent, the Company and the Stockholder have duly executed this Agreement or caused this Agreement to be duly executed as of the date first above written.


                                   USA WASTE SERVICES, INC.


                                   By:    /s/ JOHN E. DRURY
                                         ---------------------------------------
                                   Name:  John E. Drury
                                         ---------------------------------------
                                   Title: CEO
                                         ---------------------------------------

                                   SANIFILL, INC.


                                   By:     /s/ R. R. PROTO
                                         ---------------------------------------
                                   Name:   Rodney R. Proto
                                         ---------------------------------------
                                   Title:  President
                                         ---------------------------------------


                                   STOCKHOLDER

                                    /s/ LORNE D. BAIN
                                   ---------------------------------------------
                                   Printed Name:   Lorne D. Bain
                                   Number of Shares:   38,953

                        AGREEMENT AND IRREVOCABLE PROXY


                 AGREEMENT AND IRREVOCABLE PROXY (this "Agreement"), dated as of June 22, 1996, among USA Waste Services, Inc., a Delaware corporation ("Parent"), Sanifill, Inc., a Delaware corporation (the "Company"), and Larry
J. Martin (the "Stockholder" and, together with Parent and the Company, the "Parties").

                 WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and Quatro Acquisition Corp., a wholly-owned subsidiary of Parent ("Subsidiary"), are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time, the "Merger Agreement"), providing, among other things, for the merger of Subsidiary with and into the Company (the "Merger");

                 WHEREAS, the Stockholder is the beneficial owner of the number of issued and outstanding shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock") set forth opposite the Stockholder's name on the signature page to this Agreement; and

                 WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholder grant Parent an irrevocable proxy (the "Proxy") with respect to the shares of Company Common Stock owned by the Stockholder, upon the terms and subject to the conditions hereof.

                 NOW, THEREFORE, in order to induce Parent and Subsidiary to enter into the Merger Agreement and in consideration of the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement (including the benefits that the Parties expect to derive from the Merger), the receipt and sufficiency of all of which are hereby acknowledged by the Parties, the Parties agree as follows:

                 1. The Stockholder hereby revokes all previous proxies granted with respect to any shares of Company Common Stock owned by the Stockholder;

                 2. The Stockholder hereby irrevocably constitutes and appoints Parent and John E. Drury, Chairman of the Board and Chief Executive Officer of Parent, and Earl E. DeFrates, Executive Vice President and Chief Financial Officer of Parent, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to either of such offices and each of them individually, as his true and lawful proxies and attorneys-in-fact, with full power of substitution and resubstitution, for and in the name, place and stead of the Stockholder, to call and attend any and all meetings of the stockholders of the Company and any adjournments or continuations thereof, to execute any and all written consents of stockholders of the Company, and to vote all shares of Company Common Stock and all shares of any other class of capital stock of the Company presently or at any future time owned beneficially or of record by the Stockholder, including any and all securities having voting rights issued or issuable in respect thereof, which the Stockholder is entitled to vote (all of the foregoing being collectively referred to as the "Shares"), and to represent and otherwise act as the Stockholder could act, in the same manner and with the same effect as if the Stockholder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof (a "Meeting"), or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of (i) adopting and approving the Merger and the Merger Agreement and any transactions contemplated thereby or (ii) rejecting any proposal for any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or amendment of the Company's Certificate of Incorporation or By-laws or any other transaction or action which is intended to frustrate or impair the right or ability of Parent, the Subsidiary or the Company to consummate the Merger (a "Competing Proposal"). Such attorneys and proxies are hereby authorized to vote the Shares in accordance with the terms of this Agreement.

                 3. In the event that Parent is unable or declines to exercise the power and authority granted by the Proxy for any reason, the Stockholder covenants and agrees (i) to vote all the Shares at any Meeting in favor of approval and adoption of the Merger and the Merger Agreement and the transactions contemplated thereby or provide the Stockholder's written consent thereto and (ii) unless otherwise requested by Parent in writing, to vote all of the Shares against any Competing Proposal at any Meeting and to refuse to provide the Stockholder's written consent thereto; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 4. The Stockholder hereby covenants and agrees that he will not vote or take any action by written consent of stockholders in lieu of meeting on any matter which is subject to the Proxy without the prior written consent of Parent.

                 5. The Stockholder hereby covenants and agrees that the Stockholder will not, and will not agree to, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Shares, or grant any proxy, power-of-attorney or other authorization or interest in or with respect to any of the Shares, or deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Shares unless and until the Stockholder shall have (i) taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Shares) reasonably necessary to ensure that such Shares shall at all times be subject to all the restrictions, covenants and limitations imposed by this Agreement and (ii) caused any transferee or pledgee of such Shares to execute and deliver to Parent an Agreement and Irrevocable Proxy, in substantially the form of this Agreement. The

Stockholder further covenants and agrees that he will not initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning or provide any confidential information or data to any person relating to, any Competing Proposal; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 6. The Stockholder represents and warrants to Parent that:

                          (a) the Stockholder has full power and authority to enter into this Agreement and to grant the Proxy, and to perform the Stockholder's obligations hereunder;

                          (b) this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Stockholder;

                          (c) as of the date hereof, the issued and outstanding Shares consist of that number of shares of Company Common Stock beneficially owned by the Stockholder which is set forth opposite the name of the Stockholder on the signature page hereof;

                          (d) the Shares are all of the securities of the Company owned beneficially or of record by the Stockholder on the date hereof which are issued and outstanding;

                          (e) the Stockholder owns the Shares free and clear of all liens, charges, claims, encumbrances and security interests of any nature whatsoever;

                          (f) the Stockholder has the present power and right to vote all of the Shares which are issued and outstanding;

                          (g) except as provided herein, the Stockholder has not (i) granted any proxy, power-of- attorney or other authorization or interest with respect to any of such Shares,
                 (ii) deposited any of the Shares into a voting trust or (iii) entered into any voting agreement or other arrangement with respect to the voting of any of the Shares; and

                          (h) the execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby do not require the consent, approval or authorization of, or filing with, any person or public authority.

                 7. The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the provisions thereof relating to conflicts of law.

                 8. The terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the Parties. This Agreement and the rights hereunder may not be assigned or transferred by Parent, except with the prior written consent of the Stockholder.

                 9. This Agreement shall terminate at the earliest of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date of the termination of the Merger Agreement in accordance with its terms or (iii) the date upon written notice of termination of this Agreement is given by Parent to the Stockholder expressly referring to this paragraph.

                 10. The Stockholder acknowledges that Parent and Subsidiary will enter into the Merger Agreement in reliance upon this Agreement, including the Proxy, and that the Proxy is granted in consideration for the execution and delivery of the Merger Agreement by Parent and Subsidiary. THE STOCKHOLDER AGREES THAT THE PROXY AND ALL OTHER POWER AND AUTHORITY INTENDED TO BE CONFERRED HEREBY IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE POWER AND, EXCEPT AS PROVIDED IN PARAGRAPH 9 ABOVE, SHALL NOT BE REVOCABLE OR TERMINATED BY ANY ACT OF THE STOCKHOLDER, BY LACK OF APPROPRIATE POWER OR AUTHORITY OR BY THE OCCURRENCE OF ANY OTHER EVENT OR EVENTS.

                 11. The Parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will result in irreparable harm to the other and will not be compensable by money damages. The Parties therefore agree that this Agreement, including the Proxy, shall be specifically enforceable and that specific enforcement and injunctive relief shall be a remedy properly available to each Party for any breach of any agreement, covenant or representation of any other Party hereunder.

                 12. The Stockholder will, upon request, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent to be necessary or desirable to complete the Proxy granted herein or to carry out the provisions hereof.

                 13. If any term, provision, covenant or restriction of this Agreement, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement or the application thereof to any other circumstance, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated and shall be enforced to the fullest extent permitted by law.

                 14. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof.

                 15. This Agreement may not be changed, amended or modified orally, but only by an agreement in writing signed by the Party against whom any waiver, change, amendment, modification or discharge may be sought.

                 16. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision. No provision of this Agreement shall be interpreted or construed against either Party solely because that Party or its legal representative drafted such provision.

                 17. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

                 IN WITNESS WHEREOF, Parent, the Company and the Stockholder have duly executed this Agreement or caused this Agreement to be duly executed as of the date first above written.


                                           USA WASTE SERVICES, INC.


                                           By:    /s/ JOHN E. DRURY
                                                 ------------------------------
                                           Name:  John E. Drury
                                                 ------------------------------
                                           Title: Chief Executive Officer
                                                 ------------------------------


                                           SANIFILL, INC.


                                           By:    /s/ R R PROTO
                                                 ------------------------------
                                           Name:  Rodney R. Proto
                                                 ------------------------------
                                           Title: President
                                                 ------------------------------


                                           STOCKHOLDER

                                            /s/ LARRY J. MARTIN
                                           ------------------------------------
                                           Printed Name:   Larry J. Martin
                                           Number of Shares:  924,300

                        AGREEMENT AND IRREVOCABLE PROXY


                 AGREEMENT AND IRREVOCABLE PROXY (this "Agreement"), dated as of June 22, 1996, among USA Waste Services, Inc., a Delaware corporation ("Parent"), Sanifill, Inc., a Delaware corporation (the "Company"), and Rodney
R. Proto (the "Stockholder" and, together with Parent and the Company, the "Parties").

                 WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and Quatro Acquisition Corp., a wholly-owned subsidiary of Parent ("Subsidiary"), are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time, the "Merger Agreement"), providing, among other things, for the merger of Subsidiary with and into the Company (the "Merger");

                 WHEREAS, the Stockholder is the beneficial owner of the number of issued and outstanding shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock") set forth opposite the Stockholder's name on the signature page to this Agreement; and

                 WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholder grant Parent an irrevocable proxy (the "Proxy") with respect to the shares of Company Common Stock owned by the Stockholder, upon the terms and subject to the conditions hereof.

                 NOW, THEREFORE, in order to induce Parent and Subsidiary to enter into the Merger Agreement and in consideration of the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement (including the benefits that the Parties expect to derive from the Merger), the receipt and sufficiency of all of which are hereby acknowledged by the Parties, the Parties agree as follows:

                 1. The Stockholder hereby revokes all previous proxies granted with respect to any shares of Company Common Stock owned by the Stockholder;

                 2. The Stockholder hereby irrevocably constitutes and appoints Parent and John E. Drury, Chairman of the Board and Chief Executive Officer of Parent, and Earl E. DeFrates, Executive Vice President and Chief Financial Officer of Parent, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to either of such offices and each of them individually, as his true and lawful proxies and attorneys-in-fact, with full power of substitution and resubstitution, for and in the name, place and stead of the Stockholder, to call and attend any and all meetings of the stockholders of the Company and any adjournments or continuations thereof, to execute any and all written consents of stockholders of the Company, and to vote all shares of Company Common Stock and all shares of any other class of capital stock of the Company presently or at any future time owned beneficially or of record by the Stockholder, including any and all securities having voting rights issued or issuable in respect thereof, which the Stockholder is entitled to vote (all of the foregoing being collectively referred to as the "Shares"), and to represent and otherwise act as the Stockholder could act, in the same manner and with the same effect as if the Stockholder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof (a "Meeting"), or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of (i) adopting and approving the Merger and the Merger Agreement and any transactions contemplated thereby or (ii) rejecting any proposal for any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or amendment of the Company's Certificate of Incorporation or By-laws or any other transaction or action which is intended to frustrate or impair the right or ability of Parent, the Subsidiary or the Company to consummate the Merger (a "Competing Proposal"). Such attorneys and proxies are hereby authorized to vote the Shares in accordance with the terms of this Agreement.

                 3. In the event that Parent is unable or declines to exercise the power and authority granted by the Proxy for any reason, the Stockholder covenants and agrees (i) to vote all the Shares at any Meeting in favor of approval and adoption of the Merger and the Merger Agreement and the transactions contemplated thereby or provide the Stockholder's written consent thereto and (ii) unless otherwise requested by Parent in writing, to vote all of the Shares against any Competing Proposal at any Meeting and to refuse to provide the Stockholder's written consent thereto; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 4. The Stockholder hereby covenants and agrees that he will not vote or take any action by written consent of stockholders in lieu of meeting on any matter which is subject to the Proxy without the prior written consent of Parent.

                 5. The Stockholder hereby covenants and agrees that the Stockholder will not, and will not agree to, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Shares, or grant any proxy, power-of-attorney or other authorization or interest in or with respect to any of the Shares, or deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Shares unless and until the Stockholder shall have (i) taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Shares) reasonably necessary to ensure that such Shares shall at all times be subject to all the restrictions, covenants and limitations imposed by this Agreement and (ii) caused any transferee or pledgee of such Shares to execute and deliver to Parent an Agreement and Irrevocable Proxy, in substantially the form of this Agreement. The

Stockholder further covenants and agrees that he will not initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning or provide any confidential information or data to any person relating to, any Competing Proposal; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 6. The Stockholder represents and warrants to Parent that:

                          (a) the Stockholder has full power and authority to enter into this Agreement and to grant the Proxy, and to perform the Stockholder's obligations hereunder;

                          (b) this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Stockholder;

                          (c) as of the date hereof, the issued and outstanding Shares consist of that number of shares of Company Common Stock beneficially owned by the Stockholder which is set forth opposite the name of the Stockholder on the signature page hereof;

                          (d) the Shares are all of the securities of the Company owned beneficially or of record by the Stockholder on the date hereof which are issued and outstanding;

                          (e) the Stockholder owns the Shares free and clear of all liens, charges, claims, encumbrances and security interests of any nature whatsoever;

                          (f) the Stockholder has the present power and right to vote all of the Shares which are issued and outstanding;

                          (g) except as provided herein, the Stockholder has not (i) granted any proxy, power-of- attorney or other authorization or interest with respect to any of such Shares,
                 (ii) deposited any of the Shares into a voting trust or (iii) entered into any voting agreement or other arrangement with respect to the voting of any of the Shares; and

                          (h) the execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby do not require the consent, approval or authorization of, or filing with, any person or public authority.

                 7. The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the provisions thereof relating to conflicts of law.

                 8. The terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the Parties. This Agreement and the rights hereunder may not be assigned or transferred by Parent, except with the prior written consent of the Stockholder.

                 9. This Agreement shall terminate at the earliest of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date of the termination of the Merger Agreement in accordance with its terms or (iii) the date upon written notice of termination of this Agreement is given by Parent to the Stockholder expressly referring to this paragraph.

                 10. The Stockholder acknowledges that Parent and Subsidiary will enter into the Merger Agreement in reliance upon this Agreement, including the Proxy, and that the Proxy is granted in consideration for the execution and delivery of the Merger Agreement by Parent and Subsidiary. THE STOCKHOLDER AGREES THAT THE PROXY AND ALL OTHER POWER AND AUTHORITY INTENDED TO BE CONFERRED HEREBY IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE POWER AND, EXCEPT AS PROVIDED IN PARAGRAPH 9 ABOVE, SHALL NOT BE REVOCABLE OR TERMINATED BY ANY ACT OF THE STOCKHOLDER, BY LACK OF APPROPRIATE POWER OR AUTHORITY OR BY THE OCCURRENCE OF ANY OTHER EVENT OR EVENTS.

                 11. The Parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will result in irreparable harm to the other and will not be compensable by money damages. The Parties therefore agree that this Agreement, including the Proxy, shall be specifically enforceable and that specific enforcement and injunctive relief shall be a remedy properly available to each Party for any breach of any agreement, covenant or representation of any other Party hereunder.

                 12. The Stockholder will, upon request, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent to be necessary or desirable to complete the Proxy granted herein or to carry out the provisions hereof.

                 13. If any term, provision, covenant or restriction of this Agreement, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement or the application thereof to any other circumstance, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated and shall be enforced to the fullest extent permitted by law.

                 14. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof.

                 15. This Agreement may not be changed, amended or modified orally, but only by an agreement in writing signed by the Party against whom any waiver, change, amendment, modification or discharge may be sought.

                 16. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision. No provision of this Agreement shall be interpreted or construed against either Party solely because that Party or its legal representative drafted such provision.

                 17. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

                 IN WITNESS WHEREOF, Parent, the Company and the Stockholder have duly executed this Agreement or caused this Agreement to be duly executed as of the date first above written.


                                        USA WASTE SERVICES, INC.


                                        By:    /s/ JOHN E. DRURY
                                              ------------------------------
                                        Name:  John E. Drury
                                              ------------------------------
                                        Title: Chief Executive Officer
                                              ------------------------------


                                        SANIFILL, INC.


                                        By:    /s/ LORNE D. BAIN
                                              ------------------------------
                                        Name:  Lorne D. Bain
                                              ------------------------------
                                        Title: Chairman and CEO
                                              ------------------------------


                                        STOCKHOLDER


                                        /s/ R R PROTO
                                        ------------------------------------
                                        Printed Name:   Rodney R. Proto
                                        Number of Shares:   35,814

                        AGREEMENT AND IRREVOCABLE PROXY


                 AGREEMENT AND IRREVOCABLE PROXY (this "Agreement"), dated as of June 22, 1996, among USA Waste Services, Inc., a Delaware corporation ("Parent"), Sanifill, Inc., a Delaware corporation (the "Company"), and Alfred
C. Warrington, IV (the "Stockholder" and, together with Parent and the Company, the "Parties").

                 WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and Quatro Acquisition Corp., a wholly-owned subsidiary of Parent ("Subsidiary"), are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time, the "Merger Agreement"), providing, among other things, for the merger of Subsidiary with and into the Company (the "Merger");

                 WHEREAS, the Stockholder is the beneficial owner of the number of issued and outstanding shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock") set forth opposite the Stockholder's name on the signature page to this Agreement; and

                 WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholder grant Parent an irrevocable proxy (the "Proxy") with respect to the shares of Company Common Stock owned by the Stockholder, upon the terms and subject to the conditions hereof.

                 NOW, THEREFORE, in order to induce Parent and Subsidiary to enter into the Merger Agreement and in consideration of the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement (including the benefits that the Parties expect to derive from the Merger), the receipt and sufficiency of all of which are hereby acknowledged by the Parties, the Parties agree as follows:

                 1. The Stockholder hereby revokes all previous proxies granted with respect to any shares of Company Common Stock owned by the Stockholder;

                 2. The Stockholder hereby irrevocably constitutes and appoints Parent and John E. Drury, Chairman of the Board and Chief Executive Officer of Parent, and Earl E. DeFrates, Executive Vice President and Chief Financial Officer of Parent, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to either of such offices and each of them individually, as his true and lawful proxies and attorneys-in-fact, with full power of substitution and resubstitution, for and in the name, place and stead of the Stockholder, to call and attend any and all meetings of the stockholders of the Company and any adjournments or continuations thereof, to execute any and all written consents of stockholders of the Company, and to vote all shares of Company Common Stock and all shares of any other class of capital stock of the Company presently or at any future time owned beneficially or of record by the Stockholder, including any and all securities having voting rights issued or issuable in respect thereof, which the Stockholder is entitled to vote (all of the foregoing being collectively referred to as the "Shares"), and to represent and otherwise act as the Stockholder could act, in the same manner and with the same effect as if the Stockholder were personally present, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment thereof (a "Meeting"), or pursuant to any written consent in lieu of meeting or otherwise; provided, however, that any such vote or consent in lieu thereof or any other action so taken shall be solely for the purposes of
(i) adopting and approving the Merger and the Merger Agreement and any transactions contemplated thereby or (ii) rejecting any proposal for any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or amendment of the Company's Certificate of Incorporation or By-laws or any other transaction or action which is intended to frustrate or impair the right or ability of Parent, the Subsidiary or the Company to consummate the Merger (a "Competing Proposal"). Such attorneys and proxies are hereby authorized to vote the Shares in accordance with the terms of this Agreement.

                 3. In the event that Parent is unable or declines to exercise the power and authority granted by the Proxy for any reason, the Stockholder covenants and agrees (i) to vote all the Shares at any Meeting in favor of approval and adoption of the Merger and the Merger Agreement and the transactions contemplated thereby or provide the Stockholder's written consent thereto and (ii) unless otherwise requested by Parent in writing, to vote all of the Shares against any Competing Proposal at any Meeting and to refuse to provide the Stockholder's written consent thereto; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 4. The Stockholder hereby covenants and agrees that he will not vote or take any action by written consent of stockholders in lieu of meeting on any matter which is subject to the Proxy without the prior written consent of Parent.

                 5. The Stockholder hereby covenants and agrees that the Stockholder will not, and will not agree to, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Shares; provided, however, that the Stockholder may make the transfer described on Schedule A hereto and, notwithstanding anything in this Agreement to the contrary, any such Shares so transferred shall not be subject to any restrictions under this Agreement. The Stockholder also covenants and agrees that the Stockholder will not, and will not agree to, grant any proxy, power-of-attorney or other authorization or interest in or with respect to any of the Shares, or deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Shares unless and until the Stockholder shall have (i) taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Shares) reasonably necessary to ensure that such Shares shall at all times be subject to all the restrictions, covenants and limitations imposed by this Agreement and (ii) caused any transferee or pledgee of such Shares to execute and deliver to Parent an Agreement and Irrevocable Proxy, in substantially the form of this Agreement. The Stockholder further covenants and agrees that he will not initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning or provide any confidential information or data to any person relating to, any Competing Proposal; provided, however, that the foregoing covenant and agreement shall not prohibit the Stockholder from taking or omitting to take any action pursuant to any fiduciary duty imposed upon him by applicable law in his capacity as a director or officer of the Company even though such action or omission is inconsistent with any action required to be taken by the Stockholder pursuant to the foregoing covenant and agreement.

                 6. The Stockholder represents and warrants to Parent that:

                          (a) the Stockholder has full power and authority to enter into this Agreement and to grant the Proxy, and to perform the Stockholder's obligations hereunder;

                          (b) this Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of, the Stockholder;

                          (c) as of the date hereof, the issued and outstanding Shares consist of that number of shares of Company Common Stock beneficially owned by the Stockholder which is set forth opposite the name of the Stockholder on the signature page hereof;

                          (d) the Shares are all of the securities of the Company owned beneficially or of record by the Stockholder on the date hereof which are issued and outstanding;

                          (e) the Stockholder owns the Shares free and clear of all liens, charges, claims, encumbrances and security interests of any nature whatsoever;

                          (f) the Stockholder has the present power and right to vote all of the Shares which are issued and outstanding;

                          (g) except as provided herein, the Stockholder has not (i) granted any proxy, power-of- attorney or other authorization or interest with respect to any of such Shares,
                 (ii) deposited any of the Shares into a voting trust or (iii) entered into any voting agreement or other arrangement with respect to the voting of any of the Shares; and

                          (h) the execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby do not require the consent, approval or authorization of, or filing with, any person or public authority.

                 7. The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the provisions thereof relating to conflicts of law.

                 8. The terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the Parties. This Agreement and the rights hereunder may not be assigned or transferred by Parent, except with the prior written consent of the Stockholder.

                 9. This Agreement shall terminate at the earliest of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date of the termination of the Merger Agreement in accordance with its terms or (iii) the date upon written notice of termination of this Agreement is given by Parent to the Stockholder expressly referring to this paragraph.

                 10. The Stockholder acknowledges that Parent and Subsidiary will enter into the Merger Agreement in reliance upon this Agreement, including the Proxy, and that the Proxy is granted in consideration for the execution and delivery of the Merger Agreement by Parent and Subsidiary. THE STOCKHOLDER AGREES THAT THE PROXY AND ALL OTHER POWER AND AUTHORITY INTENDED TO BE CONFERRED HEREBY IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE POWER AND, EXCEPT AS PROVIDED IN PARAGRAPH 9 ABOVE, SHALL NOT BE REVOCABLE OR TERMINATED BY ANY ACT OF THE STOCKHOLDER, BY LACK OF APPROPRIATE POWER OR AUTHORITY OR BY THE OCCURRENCE OF ANY OTHER EVENT OR EVENTS.

                 11. The Parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will result in irreparable harm to the other and will not be compensable by money damages. The Parties therefore agree that this Agreement, including the Proxy, shall be specifically enforceable and that specific enforcement and injunctive relief shall be a remedy properly available to each Party for any breach of any agreement, covenant or representation of any other Party hereunder.

                 12. The Stockholder will, upon request, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent to be necessary or desirable to complete the Proxy granted herein or to carry out the provisions hereof.

                 13. If any term, provision, covenant or restriction of this Agreement, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement or the application thereof to any other circumstance, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated and shall be enforced to the fullest extent permitted by law.

                 14. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof.

                 15. This Agreement may not be changed, amended or modified orally, but only by an agreement in writing signed by the Party against whom any waiver, change, amendment, modification or discharge may be sought.

                 16. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision. No provision of this Agreement shall be interpreted or construed against either Party solely because that Party or its legal representative drafted such provision.

                 17. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

                 IN WITNESS WHEREOF, Parent, the Company and the Stockholder have duly executed this Agreement or caused this Agreement to be duly executed as of the date first above written.


                                        USA WASTE SERVICES, INC.


                                        By:    /s/ JOHN E. DRURY
                                              ----------------------------------
                                        Name:  John E. Drury
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------

                                        SANIFILL, INC.


                                        By:    /s/ LORNE D. BAIN
                                              ----------------------------------
                                        Name:  Lorne D. Bain
                                              ----------------------------------
                                        Title: Chairman & CEO
                                              ----------------------------------


                                        STOCKHOLDER

                                         /s/ ALFRED C. WARRINGTON, IV
                                        ----------------------------------------
                                        Printed Name:   Alfred C. Warrington, IV
                                        Number of Shares:   292,935

       SCHEDULE A TO AGREEMENT AND IRREVOCABLE PROXY DATED JUNE 22, 1996 AMONG USA WASTE SERVICES, INC., SANIFILL, INC. AND ALFRED C. WARRINGTON, IV


         Stockholder may transfer to the University of Florida Foundation pursuant to a prior commitment, up to $6 million of Shares on or after December 15,1996 or such earlier date as is necessary or advisable in order that the contemplated receipt of matching funds from the State of Florida not be jeopardized.